DUNHAM FUNDS

Dunham Large Cap Value Fund

Class A (DALVX) | Class C (DCLVX) | Class N (DNLVX)

Supplement dated March 1, 2023 to the Statutory Prospectus (the “Prospectus”)
dated March 1, 2023, and the Summary Prospectus dated March 1, 2023

This Supplement updates and supersedes any contrary information contained in the Prospectus and Summary Prospectus.

Effective until on or about April 3, 2023, all references to Great Lakes Advisors, LLC (“Great Lakes”) in the Prospectus and Summary Prospectus are deleted and replaced with Rothschild & Co. Asset Management US Inc. (“Rothschild”).

Effective until on or about April 3, 2023, the information under the sub-headings “Sub-Adviser” and “Sub-Adviser Portfolio Managers” located on page 23 of the Prospectus and page 4 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Sub-Adviser: Rothschild & Co. Asset Management US Inc. (“Rothschild & Co” or “Sub-Adviser”)

Sub-Adviser Portfolio Managers: The following portfolio managers, share responsibility for the day-to-day management of the Fund. Paul Roukis, CFA and Managing Director, has worked for the Sub-Adviser since 2005 and has served as portfolio manager of the Fund since July 2015. Jeff Agne, Portfolio Manager, has worked for the Sub-Adviser since 2015 and has served as portfolio manager of the Fund since March 2020.

Effective until on or about April 3, 2023, the information describing Great Lakes beginning on page 96 of the Prospectus is deleted in its entirety and replaced with the following:

Rothschild & Co. Asset Management US Inc. (“Rothschild & Co”), an investment management firm located at 1 Station Place, Suite 470, Stamford, CT 06902, serves as the Sub-Adviser to the Dunham Large Cap Value Fund. As of December 31, 2022, Rothschild & Co had approximately $7.9 billion in assets under management, including discretionary and non-discretionary (model delivery) portfolios.

Paul Roukis

CFA, Managing Director

Mr. Roukis is a member of Rothschild & Co’s Large-Cap team and is responsible for the analytical coverage of the financial services, real estate, and utilities sectors. In addition, he is a portfolio manager on the firm’s U.S. Large-Cap Value strategy and serves as the lead for that strategy’s socially responsible accounts. He is also a member of the firm’s Quantitative Committee. Mr. Roukis has been with Rothschild & Co since 2005 and in the industry since 1992. Mr. Roukis earned a BBA from Hofstra University.

Jeff Agne

Managing Director

Mr. Agne is a member of Rothschild & Co’s Large-Cap team. In addition, Mr. Agne heads Rothschild & Co’s Investment Product Development Committee and is also a member of the firm’s Investment and Quantitative Committees. Prior to joining Rothschild & Co in October 2015, he served as a co-portfolio manager for the Global Focus strategy at PineBridge Investments, which he joined in 2008. Mr. Agne earned a BS from the University of Vermont and an MBA from New York University's Stern School of Business.

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If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference

DUNHAM FUNDS

Dunham Large Cap Value Fund

Class A (DALVX) | Class C (DCLVX) | Class N (DNLVX)

Supplement dated March 1, 2023 to the Statement of Additional Information
dated March 1, 2023 (the “SAI”)

This Supplement updates and supersedes any contrary information contained in the SAI.

Effective until on or about April 3, 2023, all references to Great Lakes Advisors, LLC (“Great Lakes”) in the SAI are deleted and replaced with Rothschild & Co. Asset Management US Inc. (“Rothschild”).

Reference is made to the section entitled “Conflicts of Interest” beginning on page 69 of the SAI. Effective until on or about April 3, 2023, the information pertaining to Great Lakes is deleted in its entirety and replaced with the following information:

Rothschild & Co. Asset Management US Inc. (“Rothschild & Co”) – In addressing potential conflicts of interest, the Firm will consider, and will disclose to clients, the following issues, among others, and will also explain how it addresses each potential conflict of interest. This list provides examples of conflicts faced by the Firm and is not exhaustive. The Conflicts Committee shall create and maintain a comprehensive matrix of the conflicts identified and managed by the Firm.

A.	Brokerage and Investment Discretion

1.	Soft Dollar Arrangements

A potential conflict of interest could arise when we execute securities trades through brokerage firms that provide soft dollar services to the Firm. Soft-dollar services may also benefit investor accounts other than the account that generated the soft-dollars. Further, the broker may expect future commission business in return. Commission Sharing Arrangements also present similar potential conflicts. The Firm’s Soft Dollars Policies and Procedures, which are included in the Firm’s Compliance Manual (the “Compliance Manual”), require the Firm to ensure that soft dollar arrangements are clearly documented and disclosed to clients in the Firm’s Form ADV Part 2A.

2.	Equitable Treatment of Accounts

The Firm has a potential conflict of interest because it manages multiple client accounts in the same or similar investment strategies. In addition, the Firm may receive performance-based compensation or higher management fees from certain client accounts, or the Firm or its employees (“Employees”) may have made investments in a client account, such as the Firm’s commingled funds. Accordingly, the Firm may have an incentive to favor certain accounts over others. The Firm’s Trade Order, Aggregation and Allocation Policy is included in the Compliance Manual and is disclosed in its Form ADV Part 2A.

B.	Personal Trading and Employee Activities

  Personal Trading

The Firm has a fiduciary obligation to ensure that the interests of the Firm’s clients are put before the Employees’ personal interests with respect to personal trading. Accordingly, the Firm has adopted a general ban on personal trading of Covered Securities, subject to limited exceptions requiring pre-clearance. The Firm’s Personal Trading Policies and Procedures are included in the Compliance Manual and disclosed in the Firm’s Form ADV Part 2A.

  Outside Business Activities

Since the Firm permits Employees to engage in outside business activities, there is the potential that such activities will conflict with the Employee’s duties to the Firm and its clients. Outside business activities may include circumstances where the Firm conducts or may conduct business with an entity in which an Employee has a personal interest. The Firm’s Policies and Procedures Regarding Outside Business Activities and Financial Interests are included in the Compliance Manual.

  Business Gifts and Entertainment

Employees of the Firm may periodically provide to or receive gifts and business entertainment from clients, vendors and other persons with whom the Firm conducts or may conduct business. Gifts and entertainment may also be considered efforts to gain unfair advantage or may impair the Firm’s ability to act in the best interests of its clients. The Firm has established a Gifts and Entertainment Policy, which is included in the Compliance Manual, to address these potential conflicts of interest.

  Political Contributions

The Firm and its Employees may make, subject to certain pre-approval requirements, political contributions to officials of government entities who are in a position to influence the award of advisory business or to candidates for such office. Such political contributions may improperly influence a government entity’s decision to invest its assets with the Firm. The Firm’s has established Policies and Procedures against Pay-to-Play Practices, which are included in the Compliance Manual, to address these potential conflicts of interest.

  Reporting Illegal or Unethical Behaviour

Unethical or illegal conduct on the part of Employees can damage the Firm’s reputation and impair its ability to meet its fiduciary duties to clients. The Firm’s policies and procedures regarding the reporting of illegal or unethical behavior by its Employees are included in its Code of Ethics.

C.	Insider Trading

Portfolio managers and other Employees of the Firm may receive, whether intentionally or inadvertently, material nonpublic information. The Firm has established Policies and Procedures to Prevent Insider Trading, which are included in the Compliance Manual.

D.	Value Added Investors

The Firm’s individual advisory clients and commingled fund investors may be executive officers or board members of publicly-traded companies or financial services companies such as hedge funds or private equity firms (collectively, “Value Added Investors”). The Firm’s clients are required to disclose in its investment management agreement or commingled fund subscription document whether it is a Value Added Investor, and if so, the companies associated with the investor. The Compliance Department will maintain a list of any companies associated with Value Added Investors. In order to prevent potential trading conflicts or trading on material non-public information, a restriction is placed in the Firm’s order management system on trading in securities of such companies associated with Value Added Investors. As a result, the Firm’s investment team cannot trade client accounts in such securities without prior approval from the Compliance Department. In reviewing personal trading pre-approval requests, the Compliance Department will check the request against the Value Added Investor Companies list to identify potential conflicts. The inclusion of a security on the list may result in the denial of the pre-approval request.

E.	Proxy Voting

The Firm may be in a position where its interests conflicts with the best interests of the client when determining how to vote client proxies. The Firm has established Proxy Voting Policies and Procedures, which are included in the Compliance Manual and disclosed in its Form ADV Part 2A, to address these potential conflicts of interest.

F.	Pilot Accounts

The Firm may face a potential conflict in allocation of investment opportunities to pilot (seeded) strategies where a substantially similar client-funded strategy is managed by the same portfolio management team. Pilot strategies are seeded by proprietary funds of the Firm and/or its affiliates and the Portfolio Managers seek to create an attractive track record in a pilot strategy, thus, there is a potential incentive for a Portfolio Manager to allocate the most attractive investment opportunities to pilot strategies potentially at a disadvantage to similar client-funded strategies. As of the date of this Compliance Manual, there are no substantially similar pilot and client-funded strategies managed by the same Portfolio Managers. If such situation arises in the future, the Firm will address the potential conflict and create appropriate controls.

  Identification of Affiliated Persons/Entities

In order to identify potential conflicts of interests, the Firm will identify persons and entities who are affiliated with the Firm, including accounts products in which the Firm may have a proprietary interest. This list shall include affiliates of Rothschild & Co and the affiliates of any Mutual Funds for which the Firm serves as sub-advisor.

  Annual Compliance Questionnaire

In order to identify potential conflicts of interest, the Firm requires all Employees to answer accurately via Compliance Science platform an annual compliance questionnaire containing questions about outside activities and conflicts of the Employees and their immediate family members.

Reference is made to the section entitled “Compensation” beginning on page 77. Effective until on or about April 3, 2023, the information pertaining to Great Lakes is deleted in its entirety and replaced with the following information:

Rothschild & Co – Rothschild & Co’s investment professionals are eligible for attractive compensation packages comprised of base salaries, deferred bonuses in their investment strategies, as well annual cash bonus compensation. The deferred compensation aspect of an employee’s annual bonus allows senior leadership/investment personnel to invest in the firm’s strategies. Rothschild & Co believes this increases an already strong retention rate and further strengthens its confidence in their investment process and philosophy. Bonuses vary and are ultimately determined by Rothschild & Co’s Chief Investment Officer. Bonuses for investment professionals are based primarily on their contributions as portfolio managers and/or analysts, but also incorporate other intangibles contributing to the firm’s overall success.

Rothschild & Co believe this structure encourages individuals to strive for success, both for themselves, as well as for the Firm. Based on compensation studies completed by an industry consultant, we believe our compensation structure/levels to be competitive within our industry. We believe the strong retention rate and tenure of our investment professionals further validates our compensation approach and provides the organizational stability critical for long-term success.

We instituted our 2016 bonus deferral plan in order to achieve greater alignment of interest between the investment personnel and the business, clients, and fund shareholders. Under the plan, portfolio managers, other investment staff, and senior management, receive a percentage of their annual bonuses in the form of shares in the Pacific Funds (sub-advised by the Firm). Our awards will vest in equal tranches annually over three years, aimed to encourage behavior consistent with a long-term perspective.

Reference is made to the section entitled “APPENDIX B – PROXY VOTING FOR THE SUB-ADVISERS” beginning on page 100 of the SAI. Effective until on or about April 3, 2023, the heading pertaining to Great Lakes on page 137 is deleted in its entirety and replaced with the following:

Rothschild & Co Proxy Voting Policies and Procedures

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If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference